                                                                    EXHIBIT 99.1

         STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
                             FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Joel F. Gemunder, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Omnicare, Inc. ("Omnicare"), and, except as corrected or supplemented in a subsequent covered report:

         -no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         -no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Omnicare's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         -Annual Report on Form 10-K of Omnicare for the year ended December 31,
          2001 filed with the Commission;

         -all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Omnicare filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -any amendments to any of the foregoing.


/s/ Joel F. Gemunder                Subscribed and sworn to before me this 14
--------------------                day of August 2002.
Joel F. Gemunder
August  14, 2002
                                    /s/ Thomas Fritz
                                    ------------------------------------
                                    Notary Public
                                    My Commission Expires: 6-12-06
                                    State at Large


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